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                                                                    EXHIBIT 10.1


                         AMENDMENT AGREEMENT NUMBER ONE
                         TO LOAN AND SECURITY AGREEMENT


         THIS AMENDMENT AGREEMENT NUMBER ONE TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of September 30, 1999, is entered into between SANTA MONICA BANK, a California banking corporation ("SMB"), on the one hand, and INTERVISUAL BOOKS, INC., a California corporation ("IBI"), and FAST FORWARD MARKETING, INC., a California corporation formerly known as FFM ACQUISITION CORP. ("FFM"), on the other hand, and amends that certain Loan and Security Agreement, dated as of May 12, 1999, between Bank and Borrower (the "Agreement"). IBI and FFM are sometimes individually and collectively referred to as "Borrower." All terms which are defined in the Agreement shall have the same definition when used herein unless a different definition is ascribed to such term under this Amendment, in which case, the definition contained herein shall govern. This Amendment is entered into in light of the following facts:

                                  RECITALS

         WHEREAS, Borrower has requested that Bank amend certain of the financial covenants contained in the Agreement;

         WHEREAS, Bank has agreed to honor Borrower's request as set forth in this Amendment, provided, however, that Borrower acknowledges that Bank's agreement to amend certain of the financial covenants does not mean that Bank will agree to any other future amendments to the financial covenants contained in the Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. The Agreement shall be amended by deleting Section 7.10B and replacing it with a new Section 7.10B as follows:

                  B. Working Capital of not less than the following:

                     Time Period                   Minimum Amount
                     -----------                   --------------

                     As of June 30, 1999              $500,000

                     As of September 30, 1999         $900,000

                     As of December 31, 1999          $750,000

                     As of March 31, 2000             $500,000

         2. The Agreement shall be amended by deleting Section 7.10C and replacing it with a new Section 7.10C as follows:

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                  C. Tangible Net Worth of not less than the following:

                     Time Period                 Minimum Amount
                     -----------                 --------------

                     As of June 30, 1999           $4,400,000

                     As of September 30, 1999      $4,700,000

                     As of December 31, 1999       $4,800,000

                     As of March 31, 2000          $4,500,000



         3. IBI and FFM each acknowledges and agrees that Bank shall have no obligation to agree to any future amendments of the Agreement, including, without limitation, any amendments of the financial covenants contained in
Section 7.10 of the Agreement.

         4. This Amendment shall be deemed effective as of the date first hereinabove written. Except as specifically amended herein, the Agreement shall remain in full force and effect without any other changes, amendments or modifications.

         IN WITNESS WHEREOF, Bank and Borrower have executed this Amendment.

                                       INTERVISUAL BOOKS, INC.,
                                       a California corporation


                                       By  /s/ Waldo H. Hunt
                                           -------------------------------------
                                       Title: CEO


                                       FAST FORWARD MARKETING, INC.,
                                       a California corporation


                                       By   /s/ Dan Reavis
                                           -------------------------------------
                                       Title:  President


                                       SANTA MONICA BANK,
                                       a California banking corporation


                                       By   /s/ Sam Kunianski
                                           -------------------------------------
                                       Title: EVP